UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 4, 2021 (March 3, 2021)

LAREDO PETROLEUM, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street	Suite 900
Tulsa	Oklahoma	74119
(Address of principal executive offices)		(Zip code)
 Registrant’s telephone number, including area code: (918) 513-4570

 Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	LPI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 3, 2021, the Board of Directors (the "Board") of Laredo Petroleum, Inc. (the "Company") adopted the Third Amended and Restated Bylaws of the Company (the "Third Amended and Restated Bylaws") in order to amend and restate the Company's Second Amended and Restated Bylaws, dated February 10, 2016. The changes effected by the Third Amended and Restated Bylaws include, without limitation, the following:

•adoption of a majority voting standard for uncontested director elections, with plurality voting to continue to apply in any contested director elections;
•adoption of a director resignation policy for incumbent directors who do not receive a majority of the votes cast in an uncontested election;
•revised informational requirements under the advance notice provisions for nominations and proposals to be made by stockholders at stockholder meetings;
•elaboration of the circumstances under which stockholder meetings may be postponed or adjourned;
•elaboration of the powers of the Board and the chair of a stockholder meeting to regulate conduct at stockholder meetings;
•outlining Board procedures in the event of an emergency;
•expressly permitting stockholder meetings to be held solely by means of remote communication;
•allowing for special meetings of the Board to be called on less than 24 hours’ notice in exigent circumstances; and
•providing that directors will be apportioned among the classes in as nearly equal numbers as possible.

The Third Amended and Restated Bylaws are effective March 3, 2021. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated Bylaws, which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
3.1	Third Amended and Restated Bylaws of Laredo Petroleum, Inc., effective March 3, 2021.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Date: March 4, 2021	By:	/s/ Mark D. Denny
Mark D. Denny
Senior Vice President and General Counsel